Note 8 - Stockholders' Equity	12 Months Ended
Jun. 28, 2015
Notes to Financial Statements
Stockholders' Equity Note Disclosure [Text Block]
8. STOCKHOLDERS' EQUITY
The Class A shares have one vote per share. The Class B shares may vote ten votes per share and are convertible to Class A shares at the option of the stockholder.

At June 28, 2015, and June 29, 2014, the Company had $34,799 and $39,093 in employee loans related to the issuance of shares, respectively. These loans are secured by the shares of the Company's common stock acquired and are full recourse notes. The notes bear interest at rates of 2% to 2.5% and are payable over a term of three years from the date of the agreements which range from 2014 to 2015. These employee loans have been recorded as a reduction of additional paid-in capital.